Exhibit 99.1

SHARE REPURCHASE AGREEMENT

THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is entered into as of June 5, 2017, by and between CalAtlantic Group, Inc., a Delaware corporation (the “Company”), and MP CA Homes LLC, a Delaware limited liability company (“Seller”).

Background

A.	Seller beneficially owns 42,842,557 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).

B.	Seller intends to sell, in an underwritten public offering (the “Public Offering”), up to 15,000,000 shares of Common Stock (the “Underwritten Shares”).

C.	If Seller sells some or all of the Underwritten Shares in the Public Offering within the time periods set forth in Section 1(b) of this Agreement, Seller desires to sell to the Company, and the Company desires to purchase from Seller, in a private, non-underwritten transaction, shares of Common Stock held by Seller having an aggregate purchase price up to that set forth opposite the applicable Purchase Price Per Share (as defined below) on Schedule A hereto (the “Aggregate Purchase Price”), rounded down to the nearest whole number (such whole number of shares of Common Stock, the “Repurchase Shares”), provided that the Aggregate Purchase Price shall not exceed $100,000,000 and upon such other terms and subject to such other conditions set forth in this Agreement (the “Repurchase”).

D.	The consummation of the Repurchase is conditioned upon the consummation of the Public Offering.

E.	The Board of the Directors of the Company has approved the Repurchase, and a duly appointed special committee comprised of directors of the Company who are not affiliated with Seller (the “Special Committee”) deliberated outside of the presence of the directors of the Company who are affiliated with Seller to determine whether to authorize and approve, and if authorized and approved, the terms of, the Repurchase; and the Special Committee has unanimously approved the Repurchase, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Agreement

1)	Repurchase.

a)	On the terms and subject to the conditions set forth in this Agreement, Seller shall sell, and the Company shall purchase, the Repurchase Shares at the price per share at which the Underwritten Shares are sold to the underwriters pursuant to the Underwriting Agreement (as defined below) in connection with the Public Offering (the “Per Share Purchase Price”).

b)	The obligations of Seller to sell and the Company to purchase the Repurchase Shares shall be conditioned upon the satisfaction of each of the following conditions:

i)	the Company, Seller and the underwriters named therein (or the representatives of such underwriters) shall execute an underwriting agreement related to the Public Offering (the “Underwriting Agreement”), within eight business days after the date hereof;

ii)	the Per Share Purchase Price shall not exceed the “Maximum Per Share Purchase Price” defined on Schedule A; and

iii)	the closing of the Public Offering in accordance with the Underwriting Agreement shall occur no later than ten business days after the date of the Underwriting Agreement.

c)	The closing of the Repurchase (the “Closing”) shall occur immediately following the closing of the Public Offering, or at such other time after the closing of the Public Offering as may be agreed upon by the Company and Seller. At the Closing:

i)	Seller shall (i) instruct the transfer agent for the Common Stock (the “Transfer Agent”) to release the Repurchase Shares to the Company, and (ii) deliver to the Transfer Agent duly executed stock powers relating to the Repurchase Shares; and

ii)	the Company shall deliver to Seller, by wire transfer of immediately available funds, an aggregate dollar amount equal to the Aggregate Purchase Price.

2)	Company Representations.

a)	Organization. The Company has been duly organized and is a validly existing corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and conduct its business.

b)	Due Authorization, Execution and Delivery and Enforceability. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken by the Company for the due authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by Seller, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally, and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity.

c)	No Consents Required. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required by the Company in connection with the transactions contemplated herein.

d)	No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the charter or by-laws of the Company or any such subsidiary (or, in the case of a partnership or limited liability company, the comparable organizational documents), except in the cases of clauses (i) and (ii) as are not, individually or in the aggregate, reasonably likely to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole.

e)	No Broker’s Fees. There are no contracts, agreements or understandings between the Company, on the one hand, and any person or entity on the other hand, that would give rise to a valid claim against Seller or the Company for a brokerage commission, finder’s fee or other like payment in connection with this Agreement or the sale of the Repurchase Shares.

3)	Seller Representations.

a)	Organization. Seller has been duly formed and is a validly existing limited liability company in good standing under the laws of the State of Delaware, with all requisite limited liability company power and authority to own its properties and conduct its business.

b)	Due Authorization, Execution and Delivery. Seller has the requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken by Seller for the due authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly executed and delivered by Seller and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally, and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity.

c)	No Consents Required. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required by Seller in connection with the transactions contemplated herein.

d)	No Conflicts. The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated by this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Seller or any subsidiary of Seller or any of their properties, or (ii) any agreement or instrument to which Seller or any such subsidiary is a party or by which Seller or any such subsidiary is bound or to which any of the properties of Seller or any such subsidiary is subject, or (iii) the charter or operating agreement of Seller or any such subsidiary (or, in the case of a partnership or corporation, the comparable organizational documents), except in the cases of clauses (i) and (ii) as are not, individually or in the aggregate, reasonably likely to have a material adverse effect on Seller’s ability to perform its obligations under this Agreement.

e)	Title to Shares. Seller has good and valid title to the Repurchase Shares, free and clear of all liens, encumbrances, equities or adverse claims; Seller will have, immediately prior to the Closing, good and valid title to the Repurchase Shares, free and clear of all liens, encumbrances, equities or adverse claims; and, upon payment by the Company for the Repurchase Shares pursuant hereto, good and valid title to the Repurchase Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Company.

f)	No Broker’s Fees. There are no contracts, agreements or understandings between Seller, on the one hand, and any person or entity on the other hand, that would give rise to a valid claim against the Company or Seller for a brokerage commission, finder’s fee or other like payment in connection with this Agreement or the sale of the Repurchase Shares.

g)	Suitability and Reliance. Seller has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Repurchase. Seller acknowledges that it has not relied upon any express or implied representations or warranties or other statements of any nature made by or on behalf of the Company, regardless of whether any such representations, warranties or statements were made in writing or orally, except as expressly set forth in this Agreement.

4)	Termination. This Agreement may be terminated by either party with notice to the other at any time prior to the first public announcement of the Public Offering. This Agreement shall automatically terminate and be of no further force and effect in the event that any of the conditions in Section 1(b) of this Agreement is not satisfied within the applicable time period set forth therein.

5)	Notices.

a)	Any notice or other communication in connection with this Agreement (each, a “Notice”) shall be:

i)	in writing in English; and

ii)	delivered by hand, fax, registered post or by courier using an internationally recognized courier company.

b)	Notices to the Company shall be sent to the following address, or to such other person or address as the Company may notify Seller in writing from time to time:

CalAtlantic Group, Inc.

15360 Barranca Parkway

Irvine, California 92618

Attention: John P. Babel, Esq.

Facsimile: (949) 789-1609

c)	Notices to Seller shall be sent to the following address, or to such other person or address as Seller may notify the Company from time to time:

MP CA Homes LLC

MatlinPatterson Global Advisers LLC

520 Madison Avenue, 35th Floor

New York, New York 10022

Attention: General Counsel

Facsimile: (212) 651-4012

d)	Notices shall be effective upon receipt and shall be deemed to have been received:

i)	at the time of delivery, if delivered by hand, registered post or courier; and

ii)	at the expiration of two hours after completion of the transmission, if sent by facsimile; provided that if a Notice would become effective under the above provisions after 5:30 p.m. Pacific time on any business day, then it shall be deemed instead to become effective at 9:30 a.m. Pacific Time on the next business day. References in this Agreement to time are to local time at the location of the addressee as set out in the Notice.

Subject to the foregoing provisions of this Section 5, in proving service of a Notice, it shall be sufficient to prove that the envelope containing such Notice was properly addressed and delivered by hand, registered post or courier to the relevant address pursuant to the above provisions or that the facsimile transmission report (call back verification) states that the communication was properly sent.

6)	Miscellaneous.

a)	Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

b)	Severability. If any term or other provision of this Agreement shall be held invalid, illegal or unenforceable, to the maximum extent permitted by law, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and such provision shall be revised or modified to the minimum degree necessary to render it valid and enforceable.

c)	No Prior Agreement. This Agreement supersedes all prior written and oral agreements and understandings and all contemporaneous oral agreements and understandings between the parties with respect to the subject matter hereof; provided that nothing herein shall alter or amend the terms of the Amended and Restated Stockholders Agreement, between the Company and Seller, dated June 14, 2015.

d)	Counterparts. This Agreement may be executed in separate counterparts (including by facsimile, electronic mail or .pdf), each of which shall be deemed to be an original and all of which taken together constitute one and the same agreement.

e)	Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure solely to the benefit of Seller and the Company and their respective successors and permitted assigns.

f)	No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, shall give or shall be construed to confer any legal or equitable rights or remedies to any person or entity other than the parties to this Agreement and such successors and permitted assigns.

g)	Governing Law. This Agreement and the rights and obligations of the parties hereunder and the persons or entities subject hereto shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws rules that would require or permit the application of the laws of another jurisdiction.

h)

Submission to Jurisdiction. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE INTERPRETATION AND

ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, OR WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING, SHALL BE HEARD AND DETERMINED IN SUCH A DELAWARE STATE OR FEDERAL COURT, AND THAT SUCH JURISDICTION OF SUCH COURTS WITH RESPECT THERETO SHALL BE EXCLUSIVE, EXCEPT SOLELY TO THE EXTENT THAT ALL SUCH COURTS SHALL LAWFULLY DECLINE TO EXERCISE SUCH JURISDICTION. EACH PARTY HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR IN RESPECT OF ANY SUCH TRANSACTION, THAT IT IS NOT SUBJECT TO SUCH JURISDICTION. EACH PARTY HEREBY WAIVES, AND AGREES NOT TO ASSERT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR IN RESPECT OF ANY SUCH TRANSACTION, THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS. EACH PARTY CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES IN CONNECTION WITH, AND OVER THE SUBJECT MATTER OF, ANY SUCH DISPUTE AND AGREES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 5 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

i)	WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH SUCH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6i.

j)	Amendment and Waiver. The provisions of this Agreement may be amended at any time only by the written agreement of Seller and the Company. Any waiver, permit, consent or approval of any kind or character on the part of any holder of the benefit of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing by such holder. The failure of either party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

k)	Further Assurances. The Company and Seller each shall execute and deliver such additional documents and instruments and shall take such further action as may be necessary or appropriate to effectuate fully the provisions of this Agreement.

l)	Mutuality of Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Share Repurchase Agreement as of the date first written above.

COMPANY:

CalAtlantic Group, Inc.

By:	/s/ Larry T. Nicholson
Name:	Larry T. Nicholson
Title:	President & Chief Executive Officer

SELLER:

MP CA Homes LLC

By:	/s/ Robert H. Weiss
Name:	Robert H. Weiss
Title:	General Counsel

[Signature Page to Share Repurchase Agreement]